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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates First Capital Corporation, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of certain securities of the Company bearing such name or designation and having such terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint TIMOTHY M. HAYES, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND JOHN F. STILLO, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granted to said TIMOTHY M. HAYES, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND JOHN F. STILLO, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said TIMOTHY M. HAYES, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND JOHN F. STILLO, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 7th day of April, 1998.


SIGNATURE:   /s/ KEITH W. HUGHES
           --------------------------------------
           (Keith W. Hughes)

           Chairman of the Board,
           Chief Executive Officer and Director


            /s/ HAROLD D. MARSHALL
-------------------------------------------------
               (Harold D. Marshall)
           President, Chief Operating
             Officer and a Director

             /s/ J. CARTER BACOT
-------------------------------------------------
                (J. Carter Bacot)
                    Director

              /s/ ERIC S. DOBKIN
-------------------------------------------------
                 (Eric S. Dobkin)
                    Director

              /s/ ROY A. GUTHRIE
-------------------------------------------------
                 (Roy A. Guthrie)
         Executive Vice President, Chief
             Financial Officer and a
                    Director

             /s/ WILLIAM M. ISAAC
-------------------------------------------------
                (William M. Isaac)
                    Director

             /s/ H. JAMES TOFFEY
-------------------------------------------------
                (H. James Toffey)
                    Director